Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events

For its consolidated financial statements as of December 31, 2019 and for the year then ended, the Company evaluated subsequent events through June 23, 2020, the date on which those financial statements were issued, and the following subsequent events were noted.

Merger Transaction

On June 19, 2020, Olivia Ventures, Inc., Acquisition Sub, Compass Therapeutics Acquisition, Blockers, Blockers Merger Subs and Blocker Holders entered into the Merger Agreement with Compass Therapeutics LLC, pursuant to which Compass Acquisition Sub merged with and into Compass Therapeutics LLC, with Compass Therapeutics continuing as the surviving entity and Acquisition Sub’ wholly-owned subsidiary, and each Blocker Merger Sub merged with and into the applicable Blocker, with each Blocker continuing as the surviving entity and Blocker Merger Subs’ wholly-owned subsidiary. As a result of the Merger, we acquired the business of Compass Therapeutics.

At the Effective Time, an aggregate of 31,627,139 shares of our common stock were issued to holders of common and preferred membership units of Compass Therapeutics and to the holders of equity interests of the Blockers, after adjustments due to rounding for fractional shares. With respect to 15 holders of an aggregate of 131,472 Compass Therapeutics common membership units who were not accredited investors, we paid an aggregate of approximately $68 thousand in cash in consideration for cancelling such membership units in connection with the Merger. In addition, 2,930,836 shares of our common stock were reserved for issuance under our 2020 Stock Option and Incentive Plan. Immediately prior to the Effective Time, an aggregate of 4,000,000 of the 5,000,000 shares of our common stock held by pre-Merger stockholders of Olivia Ventures, Inc. were forfeited and surrendered for cancellation.

The Merger and the Blocker Mergers were treated as a recapitalization and reverse acquisition by us for financial reporting purposes. Compass Therapeutics is considered the acquirer for accounting purposes, and our historical financial statements before the Merger will be replaced with the historical financial statements of Compass Therapeutics before the Merger in future filings with the SEC. The Merger is intended to be treated as a tax-free reorganization under Section 368(a) of the Code.

The Offering

On June 19, 2020, we sold 12,096,442 shares of our common stock pursuant to the initial closing of the offering for up to 14,000,000 shares of our common stock, at a purchase price of $5.00 per share for approximately $54 million in net proceeds. The Offering closed on June 19, 2020. We may hold one or more subsequent closings at any time prior to July 19, 2020, unless otherwise extended, to sell any remaining shares in the Offering. We may also sell up to an additional 2,000,000 shares of our common stock at the Offering Price to cover over-subscriptions in the event the Offering is oversubscribed.

Operating Leases

On January 8, 2020, the Company extended its lease on the laboratory and office space in Cambridge, MA through January 2021. Total additional lease payments expected in 2020 and 2021 as a result of the extension were approximately $1.8.

Coronavirus (“COVID-19”)

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (“COVID-19”) as a pandemic which continues to spread throughout the United States and the world. The Company is monitoring the outbreak of COVID-19 and the related business and travel restrictions and changes to behavior intended to reduce its spread, in addition to the impact on its employees. The Company is not able to predict the ultimate impact that COVID -19 will have on its business; however, if the current economic conditions continue the Company will be forced to significantly scale back its business operations and its growth plans, and could ultimately have a significant negative impact on the Company.